SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                 FORM 8-K/A-1

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 30, 2006

                             SERVICE 1ST BANCORP
            (Exact name of registrant as specified in its charter)

    CALIFORNIA                    000-50323                    32-0061893
    ----------                    ---------                    ----------
State or other jurisdiction     (File Number)                (I.R.S. Employer
    of incorporation)                                     identification number)

                 49 West 10th Street, Tracy, California 95376
            -----------------------------------------------------
            (Address of principal executive offices and zip code)

                                (209) 956-7800
             -----------------------------------------------------
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers
            --------------------------------------------

            (d)(3) Registrant's report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2006 with attached press release of the same date announced the appointment of Dean
            F. Andal as a director of Registrant. At the time of filing the Form 8-K, Mr. Andal had not been appointed to serve on any committees of the Board of Directors of the Registrant. The Registrant hereby amends Item 5.02 (d)(3) of said Form 8-K to disclose that Mr. Andal has been appointed to the Audit Committee and to the Marketing Committee of the Board of Directors of Registrant.


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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 30, 2006

Service 1st Bancorp



By:  /s/ Robert E. Bloch
     -----------------------
     Chief Financial Officer


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